ASG GROWTH MARKETS FUND

Supplement dated October 25, 2011, to the ASG Growth Markets Fund Statement of Additional Information, dated September 30, 2011, as may be revised or supplemented from time to time.

Effective immediately, the Class A portion of the Sales Charges and Commissions Schedule under the subsection “Distribution Agreements and Rule 12b-1 Plans” within the section “Investment Advisory and Other Services” is replaced with the following with respect to the ASG Growth Markets Fund:

Growth Markets Fund

Class A

Cumulative Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $50,000	5.75%	5.00%	0.25%	5.25%
$50,000 – $99,999	4.50%	4.00%	0.25%	4.25%
$100,000 – $249,999	3.50%	3.00%	0.25%	3.25%
$250,000 – $499,999	2.50%	2.15%	0.25%	2.40%
$500,000 – $999,999	2.00%	1.70%	0.25%	1.95%

Investments of $1 Million or More(1)
First $3 million	None	1.00%	0.25%	1.25%
Excess over $3 million	None	0.50%	0.25%	0.75%
Investments with No Sales Charge(2)	None	0.00%	0.25%	0.25%

(1)	Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers or market declines. For example, if a shareholder has accumulated investments in excess of $3 million and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.
(2)	Refers to any investments made by investors not subject to a sales charge as described in the Prospectuses for Class A and Class C shares in the section “How Sales Charges Are Calculated.”